FFTW FUNDS, INC.
        PROSPECTUS DATED MAY 1, 2002, AS SUPPLEMENTED DECEMBER 27, 2002
                         SUPPLEMENT DATED APRIL 1, 2003


The following information replaces the biographical information for Stephen Chang and Kenneth O'Donnell and supplements the section entitled Portfolio Managers in the Prospectus to include biographical information for Stephane Fertat found on page 26:

STEPHEN CHANG, CFA, PORTFOLIO MANAGER. Mr. Chang has primary responsibility for management of the Global Inflation-Indexed Hedged, U.S. Inflation-Indexed, Worldwide and Worldwide Core Portfolios. He joined FFTW in 1997, focusing initially on developing index portfolio replication techniques, as well as on enhancing performance attribution capabilities and Value-at-Risk analytics. His current responsibilities include research in the relative value analysis used to manage U.S. treasuries, agencies, swaps and their corresponding derivatives. He directs the interest rate hedging activities in sector allocation decisions, and since 1999 has been the market specialist analyzing foreign exchange and interest rates for Canada, Australia, and New Zealand. Mr. Chang holds a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

STEPHANE FERTAT, CFA, PORTFOLIO MANAGER. Mr. Fertat has primary responsibility for management of the International Portfolio. He joined FFTW in 1997 as a member of the European investment team. He is responsible for pan-European government security selection and specializes in the management of portfolios regulated under the European Union's Undertakings for the Collective Investment in Transferable Securities (UCITS). Mr. Fertat's initial role at FFTW was improving risk control systems. He then managed bonds from Scandinavian countries before becoming a full-time market specialist in Europe. Mr. Fertat has an MBA in finance from the Ecole Superieure de Commerce de Paris (ESCP).

KENNETH O'DONNELL, CFA, PORTFOLIO MANAGER. Mr. O'Donnell has primary responsibility for management of the Limited Duration and U.S. Short-Term Portfolios. Mr. O'Donnell joined FFTW in 2002. Currently, he manages asset-backed, agency and U.S. Government securities and is also responsible for the management of money market, short, and short-intermediate portfolios. Prior to joining FFTW, Mr. O'Donnell worked as an asset-backed security specialist in the structured products group of Standish Mellon Asset Management from 1997-2002. His primary responsibilities included analyzing and trading the asset-backed securities portfolio. Mr. O'Donnell holds a B.S. in Mechanical Engineering from Syracuse University and a M.S. in Finance from Boston College. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

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                                FFTW FUNDS, INC.
                            INTERNATIONAL PORTFOLIO
                          PROSPECTUS DATED MAY 1, 2002
                         SUPPLEMENT DATED APRIL 1, 2003


The  following  biographical   information  for  Stephane  Fertat  replaces  the
biographical information found on page 8 in the Portfolio Managers section of the Prospectus:

STEPHANE FERTAT, CFA, PORTFOLIO MANAGER. Mr. Fertat has primary responsibility for management of the International Portfolio. He joined FFTW in 1997 as a member of the European investment team. He is responsible for pan-European government security selection and specializes in the management of portfolios regulated under the European Union's Undertakings for the Collective Investment in Transferable Securities (UCITS). Mr. Fertat's initial role at FFTW was improving risk control systems. He then managed bonds from Scandinavian countries before becoming a full-time market specialist in Europe. Mr. Fertat has an MBA in finance from the Ecole Superieure de Commerce de Paris (ESCP).